UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Reusable Launch Vehicle Hangar
Hangar Road
 Cape Canaveral, Florida, United States 32920
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 17, 2025, Starfighters Space, Inc. (the "Company") filed a final non-offering prospectus (the "Canadian Prospectus") with the British Columbia Securities Commission (the "BCSC"), being the securities regulatory authority in the Province of British Columbia, Canada.  Upon the issuance of a final receipt for the Canadian Prospectus by the BCSC on December 17, 2025, the Company became a "reporting issuer" subject to the continuous disclosure requirements prescribed under the Securities Act (British Columbia).

Since no securities are being offered pursuant to the Canadian Prospectus, no proceeds will be raised, and all expenses incurred in connection with the preparation and filing of the Canadian Prospectus have been and will be paid by the Company from its general corporate funds.

In accordance with the requirements of applicable British Columbia securities laws, the Canadian Prospectus includes unaudited interim financial statements of the Company for the three and nine months ended September 30, 2025 and 2024.

A copy of the Canadian Prospectus is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Final non-offering prospectus of Starfighters Space, Inc. dated December 17, 2025, as filed with and receipted by the British Columbia Securities Commission

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: December 17, 2025	By:	/s/ David Whitney
David Whitney
Chief Financial Officer

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